Commitments and contingencies	12 Months Ended
Dec. 31, 2021
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

29.Commitments and contingencies

(a)Purchase commitments

As of December 31, 2020 and 2021, no purchase commitments was related to the products procurement from third party brand partners.

(b)Capital Commitments

As of December 31, 2020 and 2021, no capital commitments was related to leasehold improvement and purchase of equipment.

(c)Litigation

In March 2016, the Group entered into a cooperation framework agreement to establish a joint venture with several joint venture partners. As part of the agreement, the joint venture partners agreed to contribute their ownership in certain brands to the joint venture. However, only a portion of such trademarks have been transferred to the Group. In October 2018, the Group filed a civil claim against the joint venture partners in the Shanghai Xuhui People’s Court to enforce the transfer of the remaining trademarks, claim damages amounting to RMB7.19 million (US$1.05 million) and request that the joint venture partners be enjoined from using the brand name “Heng Shou Tang” in all categories. On January 10, 2019, the joint venture partners filed a counterclaim to rescind the agreement and allege damages amounting to RMB3.25 million (US$ 0.47 million).

In July 2019, the Shanghai Xuhui People’s Court ruled that the Group shall pay damages in the amount of RMB3.25 million (US$0.47 million) to the joint venture partners for breaching its contractual obligation to contribute capital to the joint venture, and that the joint venture partners shall continue to perform their contractual obligations by transferring the remaining trademarks to the joint venture and cease to use the brand name “Heng Shou Tang” in all categories. Both the Group and the joint venture partners have appealed against this ruling with the Shanghai First Intermediate People’s Court. Despite the appeal filed by the Group, as of June 30, 2019, the Group made a provision of RMB3.25 million (US$ 0.47 million), representing the entire amount awarded to the joint venture partners by the ruling from the Court.

In November 2019, the Shanghai First Intermediate People’s Court delivered its judgment, which provides, amongst other matters, that the Group shall not pay damages to the joint venture partners and the joint venture partners shall continue to perform their contractual obligations by transferring the remaining trademarks to the joint venture. Pursuant to the final judgement, the Group reversed the above provision as of December 31, 2019.

(d)Impact of COVID-19

The ongoing outbreak of the novel coronavirus (COVID-19) has spread rapidly to many parts of the world. In March 2020, the World Health Organization declared the COVID-19 as a pandemic. The Group’s operations and financial performance have been affected by significant increases in international freight costs in light of the COVID-19 pandemic and such increases have had an impact on the Group’s fulfillment expenses. In addition, during the first quarter of calendar year 2020 some of the Group’s third-party business partners in China, in particular domestic logistics and transport services providers, experienced temporary shut-downs or worker absenteeism and were unable to meet their obligations to the Group. This has had an adverse impact on the Group’s ability to promptly provide its customers with the products they purchased, which, in turn, had affected the Group’s financial performance with overall revenues decrease by approximately US$ 24.5 million for the year ended December 31, 2020 as compared to 2019. The longer-term trajectory of COVID-19, the spread of virus variations, and effectiveness and availability of the vaccines, and their impact on our industry and the broader economy are still difficult to assess or predict and pose significant uncertainties that are difficult for us to quantify and beyond our control. As such, we are currently unable to predict with the ultimate long-term impact of COVID-19 pandemic on our business, financial condition, liquidity and results of operations. As a result of our brand optimization strategy and the impact of COVID-19 related supply-chain disruption, we experienced a 57.3% decrease in product sales revenues from US$300.2 million in 2020 to US$128.0 million in 2021 and a 43.4% decrease in service revenues from US$4.8 million in 2020 to US$2.7 million in 2021. The COVID-19 outbreak may continue to have an adverse impact on our results of operations in the foreseeable future.

Starting from March 2022, China has experienced a new round of regional COVID-19 outbreaks. In particular, the Group has been subject to quarantine measures imposed by regulatory authorities in Shanghai, where the Group’s headquarters are located, since March 2022. As of the date of this annual report, the impact of the quarantine measures was limited to work-from-home policy implemented at the Group’s offices in Shanghai. The Group has faced risks associated with decline in sales order and delay in delivery due to prolonged quarantine measures implemented in Shanghai, although currently the impact of quarantine measures has been limited, as the Group has not experienced disruption of logistics in all of the Group’s warehouses, which are not located in Shanghai. Relaxation of restrictions on economic and social activities in the future may also lead to new cases, which may lead to reimposition of travel restrictions and quarantine measures. Because of the uncertainty surrounding the new round of COVID-19 outbreak, the financial impact related to the outbreak of and response to the coronavirus cannot be reasonably estimated at this time, and the Group’s financial results for the remainder year of 2022 may be adversely affected.

(e) Variable interest entity structure

The Group conducts its business operations primarily through its wholly-owned subsidiaries in China. The Group also control the VIE through certain contractual arrangements, which holds an Internet Content Provision (“ICP”) License and may develop e-commerce platforms in the future. The Group, together with the VIE, are subject to PRC laws relating to, among others, restrictions over foreign investments in value-added telecommunications business set out in the Negative List (2021 Version) promulgated by the Ministry of Commerce (“MOFCOM”), and the National Development and Reform Commission (“NDRC”). To the extent that the Group plans to develop e-commerce platforms in the future, the Group has to implement such business strategy through the VIE under the Group’s contractual arrangements.

In the opinion of management, (i) the ownership structure of the Group is in compliance with existing PRC laws and regulations; (ii) the Contractual Arrangements are valid and binding, and do not result in any violation of PRC laws or regulations currently in effect; and (iii) the business operations of the VIE are in compliance with existing PRC laws and regulations in all material respects.

However, there are substantial uncertainties regarding the interpretation and application of current and future PRC laws and regulations. Accordingly, the Group cannot be assured that PRC regulatory authorities will not ultimately take a contrary view to the foregoing opinion of its management. If the current corporate structure of the Group or the Contractual Arrangements is found to be in violation of any existing or future PRC laws and regulations, the Group may be required to restructure its corporate structure and operations in the PRC to comply with changing and new PRC laws and regulations. In the opinion of management, the likelihood of loss in respect of the Group’s current corporate structure or the Contractual Arrangements is remote based on current facts and circumstances.